SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 VENTURIAN CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                 VENTURIAN CORP.
                            11111 EXCELSIOR BOULEVARD
                            HOPKINS, MINNESOTA 55343

                                 (612) 931-2500

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 1999


                                     NOTICE

To the Holders of Common Stock of Venturian Corp.:

         The Annual Meeting of Shareholders of Venturian Corp. (the "Company") will be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota, on Wednesday, May 12, 1999 at 2:00 p.m. Minneapolis time, for the following purposes:

         1.       To elect two directors for a term of three years.

         2. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Company's Board of Directors has fixed the close of business on April 5, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors



                                       Morris M. Sherman
                                       Secretary

April 12, 1999



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT
                                       OF
                                 VENTURIAN CORP.

               11111 EXCELSIOR BOULEVARD, HOPKINS, MINNESOTA 55343
                         TELEPHONE NUMBER (612) 931-2500

                                                   Mailing Date: April 12, 1999


                  ANNUAL MEETING OF SHAREHOLDERS, MAY 12, 1999

         This Proxy Statement is furnished to shareholders of Venturian Corp. (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting of shareholders to be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota 55343, on May 12, 1999 at 2:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

                           VOTING RIGHTS AND PROCEDURE

         Only holders of record of the Company's common stock at the close of business on April 5, 1999 are entitled to notice of and to vote at the annual meeting. As of said date, there were outstanding 1,212,468 shares of common stock. Each share is entitled to one vote at the meeting. Under the Company's bylaws, 33-1/3 percent of the outstanding shares are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders. If a shareholder abstains from voting as to a matter, then the shares held by such shareholder shall be deemed present at the annual meeting for determining whether a quorum is present and for purposes of calculating the vote as to such matter, but will not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining whether a quorum is present but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                              ELECTION OF DIRECTORS

         The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's bylaws were amended in 1994 to provide for a Board of eight directors divided into classes of three, three and two directors, respectively. The directorships do not run concurrently. Each year the terms of one class of directors expire. Directors are elected to serve until the term of their class has expired and a successor is duly elected and qualified.

         At the annual meeting, directors will be elected to hold office until the annual meeting of shareholders in 2002. The persons named in the enclosed form of proxy will vote the proxied shares for the election of the nominees listed below, unless such vote is withheld in the proxy. If, prior to the meeting, a nominee ceases to be a candidate for election because he is unable to serve, or for good cause will not serve, the proxied shares will be voted for a substitute nominee designated by the Chairman of the Board of Directors. The Board of Directors has no reason to believe that any nominee will cease to be a candidate prior to the meeting. The affirmative vote of a majority of shares represented at the meeting in person or by proxy will be required to elect the nominee for the indicated term. The Board of Directors recommends a vote FOR election of each nominee listed below. Set forth below is certain information concerning the nominees for director and each director whose term of office will continue after the meeting:

                                    NOMINEES

                                                                           Principal Occupation or
                                     Director of the                        Employment and Other
    Nominee (Age)                    Company Since                            Directorships Held
    -------------                    ---------------                       -----------------------

TO BE ELECTED FOR THREE YEAR TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF
SHAREHOLDERS IN 2002:

Gary B. Rappaport (62)              September 1983          Chairman of the Board and Chief Executive Officer of
                                                            the Company since 1983, President from 1983 until
                                                            March 1996 and from December 1996 to February 1998.

Anthony S. Cleberg (46)*            June 1996               Mr. Cleberg is presently Executive Vice President
                                                            and Chief Financial Officer of Morrison Knudsen
                                                            Corporation, an engineering, construction and
                                                            operations company doing business in approximately
                                                            33 countries. Mr. Cleberg was the Corporate Vice
                                                            President for Business Development for Honeywell,
                                                            Inc. from March 1995 to April 1997. Mr. Cleberg was
                                                            the Vice President of Taxes for Honeywell's Space
                                                            and Aviation Business from November 1994 to February
                                                            1995 and served as the Vice President of Finance for
                                                            Honeywell's Space and Aviation Business from July
                                                            1993 to November 1994. Mr. Cleberg was the Group
                                                            Controller of Honeywell's Industrial Automation and
                                                            Control Division from June 1992 to July 1993 and was
                                                            Group Controller

                                                            for Honeywell's Military Avionics
                                                            Systems Group from February 1991 to June 1992.

DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE

TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 2000:

Morris M. Sherman (63)*             May 1988                Secretary of the Company since 1987. Mr. Sherman has
                                                            been a partner in the law firm of Leonard, Street
                                                            and Deinard Professional Association for more than
                                                            five years.

Charles B. Langevin (53)            November 1990           Mr. Langevin was named President of Napco
                                                            International Inc., a wholly-owned subsidiary of the
                                                            Company, in 1996. Previously, Mr. Langevin was the
                                                            Executive Vice President of Napco International Inc.
                                                            for more than five years.

Richard F. McNamara (66)**          May 1994                Owner and Chief Executive Officer of Activar, Inc.
                                                            for more than five years. Activar, Inc. is a
                                                            mini-conglomerate consisting of seventeen companies
                                                            in industrial plastics, sheet metal, the automotive
                                                            after-market, construction supply, electronics and
                                                            financial services. Mr. McNamara serves on the board
                                                            of directors of Rimage, Inc., which designs,
                                                            manufactures and sells computer diskette and digital
                                                            tape duplication and finishing systems.

TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 2001:

Melissa E. Rappaport (31)           May 1998                Ms. Rappaport is Director of Sales Performance and
                                                            Analysis at American West Airlines after previously
                                                            serving as Manager of Financial Planning from May
                                                            1996 to March 1997. Ms. Rappaport was a Senior
                                                            Analyst for Fleet Planning from January through May
                                                            1996 and an Analyst, Financial Planning from August
                                                            1994 and January 1996 with Northwest Airlines
                                                            Corporation. Ms. Rappaport received her M.B.A. from
                                                            the University of Chicago in June 1994. Ms.
                                                            Rappaport is the daughter of Gary B. Rappaport,

                                                            Chairman of the Board and Chief Executive Officer of
                                                            the Company.

J. Stephen Schmidt (53)*            May 1998                Mr. Schmidt has owned T.N.B. Holdings, Inc., a real
                                                            estate and financial holding company for more than
                                                            five years. Mr. Schmidt also serves as Chairman of
                                                            Wavecrest Technologies, a high-technology
                                                            electronics measurement company; Chairman, President
                                                            and Chief Executive Officer of PriMed International,
                                                            a development stage medical device company; and is a
                                                            consultant to the Board of Directors of
                                                            Shufflemasters Gaming, Inc., a supplier to the
                                                            gaming industry.

Stuart B. Utgaard (53)**            July 1989               President, Enterprise Investments, Inc., for more
                                                            than five years. Enterprise Investments, Inc.
                                                            provides internal and external corporate growth
                                                            consulting services. Mr. Utgaard is also the
                                                            President of Sportsman's Warehouse, a retailer of
                                                            hunting, camping and fishing products, and Pacific
                                                            Flyway Wholesale, a wholesaler of hunting, camping
                                                            and fishing products.

*  Member of the Audit Committee during 1998.
** Member of the Compensation Committee during 1998.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                           AND ITS COMMITTEES FOR 1998

         The Board of Directors met on four occasions during 1998. The Board does not have a nominating committee or any committee performing similar functions. All directors attended at least 80% of the meetings of the Board and Board Committees on which they served.

AUDIT COMMITTEE

         During 1998, the Audit Committee consisted of Morris M. Sherman, Anthony S. Cleberg and J. Stephen Schmidt, non-employee members of the Board.

         The Audit Committee provides direct communication between the Company, the independent auditors and the Board of Directors. It is intended to assure the independent auditors of the freedom, cooperation and opportunity necessary to accomplish their functions. It is also intended to assure that appropriate action is taken on the recommendations of the auditors. The Audit Committee met on one occasion during 1998.

COMPENSATION COMMITTEE; COMPENSATION COMMITTEE INTERLOCKS

         During 1998, the Compensation Committee consisted of Stuart B. Utgaard and Richard F. McNamara, non-employee members of the Board.

         The Compensation Committee sets the compensation policy for the Company, administers the Company's bonus plans, and makes recommendations to the Board of Directors. The Compensation Committee met on one occasion during 1998.

         No member of the Compensation Committee was, during the 1998 fiscal year or previously, an officer or employee of the Company, nor did any member have any relationship or transaction which is required to be reported under Item 402(j) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

         The Board of Directors has determined that all non-employee directors of the Company shall be paid an annual retainer of $4,000 each, plus (i) the sum of $500 for attendance at any meeting of the Board of Directors or Board Committee (only a single fee to be paid in case a committee meeting should fall on the same date as a meeting of the Board) and (ii) reimbursement for out-of-pocket expenses incurred in attending any such meeting. Pursuant to the Venturian Corp. 1996 Non-Employee Director Stock Plan, each non-employee director shall be granted, on the day following each annual meeting of shareholders, the lesser of 500 shares of the Company's Common Stock or the largest number of whole shares having a fair market value on such day not greater than $5,000.

         In 1998, each of Messrs. Sherman, McNamara, Utgaard, Cleberg, Schmidt and Ms. Rappaport were granted 707 shares of Venturian Corp. common stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following are the only persons known to the Company to own of record or beneficially more than five percent of any class of voting securities of the Company as of April 5, 1999:

                                                                              Amount and Nature
          Title of             Name and Address of                              of Beneficial                 Percentage
            Class               Beneficial Owner                                  Ownership                    of Class
          --------             -------------------                            -----------------               ----------

          Common             Quarterdeck Public Equities, LLC                 129,610 (direct) (a)              10.16%
          Stock              10100 Santa Monica Boulevard                      21,000 (indirect) (b)             1.73%
                             Suite 1425
                             Los Angeles, CA  90067

          Common             Hesperus Partners Ltd.                            63,876 (direct) (c)               5.27%
          Stock              225 W. Washington St., Suite 1650
                             Chicago, Illinois 60606

          Common             White Dwarf Partners, L.P.                        56,274 (direct)(c)                4.64%
          Stock              225 W. Washington St., Suite 1650
                             Chicago, Illinois 60606

          Common             The Charles Schwab Company                        66,216 (direct) (d)               5.46%
          Stock              Trustee for Venturian Group Profit
                             Sharing Plan and Trust
                             One Montgomery Street
                             San Francisco, California 94104

          Common             Gary B. Rappaport                                124,932 (direct) (e)              24.24%
          Stock              11111 Excelsior Boulevard                        178,363 (indirect) (f)
                             Hopkins, Minnesota 55343

          Common             Oppenheimer Group, Inc.                           73,650 (indirect) (g)             6.07%
          Stock              World Financial Center
                             New York, New York 10281

SECURITY OWNERSHIP OF MANAGEMENT

          As of April 5, 1999, individual directors, and the directors and executive officers of the Company as a group, owned shares of the Company's common stock as indicated by the following table:

                                                  Amount and Nature
Title of            Name of                       of Beneficial                 Percentage
Class               Beneficial Owner              Ownership                      of Class
----------          ----------------              -----------------             ----------

Common              Gary B. Rappaport             124,932 (direct)(e)             24.24%
Stock                                             178,363 (indirect)(f)

Common              Stuart B. Utgaard               4,207 (direct)                  *
Stock

Common              Morris M. Sherman               2,357 (direct)                  *
Stock

Common              Charles B. Langevin            59,850 (direct)(h)              4.75%
Stock

Common              Richard F. McNamara             2,207 (direct)                  *
Stock

Common              Don M. House, Jr.              30,000 (direct)(i)              2.41%
Stock

Common              Anthony S. Cleberg              4,457 (direct)                  *
Stock

Common              J. Stephen Schmidt             55,757 (direct)                 4.60%
Stock

Common              Melissa E. Rappaport           13,022 (direct)                 1.07%
Stock

Common              Mary F. Jensen                 20,250 (direct)(j)              1.65%
Stock

Common              Reinhild D. Hinze              19,541 (direct)(k)              1.59%
Stock

Common              All directors and executive   336,580 (direct)
Stock               officers as a group (11 in    178,363 (indirect)(l)           37.85%
                    number including the above)


* Less than 1% of the outstanding shares.

(a) Includes 63,005 shares of common stock issuable pursuant to a debenture convertible by Quarterdeck Public Equities, LLC, at its option, at $8.00 per share.

(b) Shares owned by Jon D. Kutler, an affiliate of Quarterdeck Public Equities, LLC.

(c) Hesperus Partners Ltd. ("Hesperus") and White Dwarf Partners, L.P. ("White Dwarf") are affiliates. Voting and investment power with respect to the shares owned by Hesperus may be deemed shared with Sirius Partners L.P., the general partner of Hesperus Partners Ltd. and with Sirius Corporation, the general partner of Sirius Partners L.P., and, with respect to the shares owned by White Dwarf, may be deemed shared with Pluto L.L.C., the general partner of White Dwarf.

(d) These shares are owned by The Charles Schwab Trust Company ("Schwab") as trustee for the Venturian Group Profit Sharing/401(k) Plan. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Schwab is deemed to be a beneficial owner of such securities; however, Schwab expressly disclaims any beneficial interest in said shares.

(e) Includes 38,600 shares of the common stock of the Company which Mr. Rappaport could acquire (but has not yet purchased) pursuant to presently exercisable options.

(f) These shares are owned by trusts created under the will of Max E. Rappaport, deceased, for the benefit of his wife and two children (including Gary B. Rappaport, a trustee of said trusts), and by a trust created by Mr. Rappaport's mother for the benefit of his two daughters. Mr. Rappaport shares the voting and investment power with respect to said shares in his capacity as trustee or co-trustee of said trusts. Also includes 66,216 shares held by the Venturian Group Profit Sharing/401(k) Plan. Mr. Rappaport, by virtue of his position on the investment committee for the Plan, holds voting and dispositive power with respect to these shares.

(g) Beneficial ownership is reported on behalf of the parent and various subsidiaries of Oppenheimer Group, Inc., and for investment advisory clients or discretionary accounts of such subsidiaries. Oppenheimer Group, Inc. disclaims beneficial ownership of such shares.

(h) Includes 48,750 shares of the common stock of the Company which Mr. Langevin could acquire (but has not yet purchased) pursuant to presently exercisable options.

(i) Consists of 30,000 shares of the common stock of the Company which Mr. House could acquire (but has not yet purchased) pursuant to presently exercisable options.

(j) Includes 17,250 shares of the common stock of the Company which Ms. Jensen could acquire (but has not yet purchased) pursuant to presently exercisable options.

(k) Includes 13,500 shares of the common stock of the Company which Ms. Hinze could acquire (but has not yet purchased) pursuant to presently exercisable options.

(l)  Notes (e)-(k) are incorporated herein by this reference thereto.

                               EXECUTIVE OFFICERS

     The executive officers are elected to serve one year or until their respective successors are elected. The present executive officers are:

       Name                               Office                               Age              Officer Since
       ----                               ------                               ---              -------------

Gary B. Rappaport             Chairman of the Board and                        62                  1983(1)
                              Chief Executive Officer -
                              Venturian Corp. and
                              Napco International Inc.

Mary F. Jensen                Chief Financial Officer - Venturian              44                  1987(1)
                              Corp. and Napco International Inc.

Charles B. Langevin           Director, President of                           53                  1986(1)
                              Napco International Inc.

Reinhild D. Hinze             Treasurer, Vice President                        49                  1985(1)
                              Operations - Napco
                              International Inc. and
                              Assistant Secretary - Venturian
                              Corp.

Don M. House, Jr.             President and Chief Operating                    46                  1998(2)
                              Officer - Venturian Corp.


(1) Each of the indicated officers has been employed by the Company for more than five years.

(2) Mr. House joined the Company in December 1997. In February 1998 he was appointed President and Chief Operating Officer by the Board of Directors. Previously, Mr. House was President of Porsa System, Inc., a designer and builder of custom fixtures and displays, from July 1996 to July 1997. Mr. House also served as President of P.C. Express, Inc. from April 1995 to December 1995 and President of Apeiron, Inc., a start-up manufacturer of high precision laser measurement systems, from May 1994 to April 1995. Mr. House was President of Comtrol Corp., a manufacturer of multiport serial communications controllers from October 1989 to October 1993. Prior to October 1989, Mr. House served in various capacities at Honeywell Information Systems for more than 10 years.

                             EXECUTIVE COMPENSATION

     Set forth below is certain information concerning compensation paid for 1998 to the Chief Executive Officer and one executive officer. No other executive officer received total salary and bonus in excess of $100,000.

                                                                   Long Term
                                   Annual Compensation            Compensation
     Name and                      -------------------            ------------               All Other
Principal Position                Year        Salary($)     Bonus($)       Options(#)     Compensation($)
------------------                ----        ---------     --------       ----------     ---------------

Gary B. Rappaport                 1998         125,000        40,000         38,600           4,976(1)
Chairman of the Board             1997         125,000            --             --           6,896(1)
of Directors, President,          1996         125,000            --             --           8,549(1)
Chief Executive Officer

Charles B. Langevin               1998         120,000       175,512             --           1,310(2)
President                         1997         108,000            --             --             756(2)
Napco International Inc.          1996         102,000        14,708         37,500             950(2)

Don M. House, Jr.(3)              1998         120,000        80,000             --              --
President                         1997           7,769            --             --              --
Venturian Corp.

Mary F. Jensen                    1998          70,164        38,790             --           2,450(2)
Chief Financial Officer           1997          61,000            --             --             625(2)
Venturian Corp. and               1996          61,000         6,967          7,500             548(2)
Napco International Inc.

Reinhild D. Hinze                 1998          63,600        38,790            --            2,246(2)
Vice President, Operations        1997          63,600            --             --             533(2)
Napco International Inc.          1996          63,600         6,967          7,500             572(2)

(1) Includes amounts contributed by the Company pursuant to the matching provisions of its Profit Sharing/401(k) Plan ($1,310, $950 and $950 in 1998, 1997 and 1996, respectively), the benefit to Mr. Rappaport in connection with a split dollar insurance policy on the life of Mr. Rappaport which is funded by the Company ($3,666, $5,946 and $7,599 in 1998, 1997 and 1996, respectively). The benefits to Mr. Rappaport were computed using the "foregone interest" method, which measures the difference between the

     Company's current premium payment and the present value of its recovery of such premium, utilizing a discount rate of 5.56%, 6.65% and 6.74% for 1998, 1997 and 1996, respectively.

(2) Consists of amounts contributed by the Company pursuant to the matching provisions of its Profit Sharing/401(k) Plan.

(3)  Mr. House joined the Company in December 1997.

     Certain expenditures made by the Company in the ordinary course of business may have provided officers and directors of the Company with incidental personal benefits not available to other employees. The aggregate amount of such other compensation with respect to any named individual did not equal or exceed the lesser of $50,000 or 10% of the compensation reported for such person.

                        OPTION GRANTS IN LAST FISCAL YEAR


                          NUMBER OF         PERCENT OF                                         POTENTIAL REALIZABLE
                          SECURITIES        TOTAL OPTIONS                                      VALUE AT ASSUMED
                          UNDERLYING        GRANTED TO                                         ANNUAL RATE OF STOCK
                          OPTIONS           EMPLOYEES IN      EXERCISE        EXPIRATION       PRICE APPRECIATION FOR
NAME                      GRANTED (#)       FISCAL YEAR       PRICE ($/SH)    DATE             OPTION TERM
----                      -----------       -------------     ------------    ----------       ----------------------
                                                                                                    5%              10%
                                                                                                    --              ---
Gary B. Rappaport           38,600              92.7%            $7.7675      5/5/2003         $82,850         $183,076


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The persons named in the Annual Compensation table did not exercise any stock options or stock appreciation rights during the last fiscal year. As of December 31, 1998, stock options which remain unexercised had the following values, based on the difference between the option exercise price and the closing price of the Company's common stock on December 31, 1998 as quoted in the National Association of Securities Dealers Automated Quotation System.

                                                        Number of Unexercised               Value of Unexercised in-the-
                                                         Options at Year-End                 Money  Options at Year-End
           Name                        Options         Exercisable/Unexercisable              Exercisable/Unexercisable
           ----                        -------         -------------------------            ----------------------------
Gary B. Rappaport                       38,600                   38,600/ --                               -- / --
Charles B. Langevin                     48,750                   48,750/ --                          $174,079/ --
Don M. House                            30,000                   30,000/15,000                         37,500/15,000
Mary F. Jensen                          12,000                   12,000/3,000                          40,254/7,251
Reinhild D. Hinze                       12,000                   12,000/3,000                          40,254/7,251

                          COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is designed to attract, motivate, reward and retain the management talent needed to achieve its business objectives.

     It does this by providing incentives to achieve Company objectives, by rewarding executives for exceptional financial performance by the Company, by recognizing superior individual achievement and by utilizing competitive base salaries.

     Accordingly, assessments of both individual and corporate performance influence executives' compensation levels, although the emphasis to date has been on corporate performance. This includes the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Chief Executive Officer, are based on the same criteria.

     There are three major current components of the Company's compensation program: Base Salary, Short Term Incentive Awards and Long Term Incentive Compensation.

BASE SALARY

     A competitive base salary is vital to support the philosophy of management development and career orientation of executives and is consistent with the long-term nature of the Company's business.

     Salary levels and adjustments to salaries are a result of annual reviews of competitive positioning (how the Company's salary structure for comparable positions compares with that of other companies), business performance and general economic factors. There is no specific weighting of these factors. Executive officers receive an annual performance review and, based upon such review, may receive an adjustment in base salary. Mr. Langevin received an increase in base salary from $108,000 to $120,000 in 1998. Ms. Jensen received an increase in base salary from $61,000 to $72,000 in 1998. No other executive officer received an increase in base salary in 1998.

SHORT TERM INCENTIVE AWARDS

     Short term incentive awards to executives are granted in cash pursuant to the Company's bonus plans to recognize contributions to the business.

     The bonus plans, which are adopted annually, set profitability goals for each subsidiary. Other goals, such as reducing inventory and receivables, may be set as well. The specific bonus an executive receives is primarily dependent on overall performance of the subsidiary for which such executive has responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise and management skills. The executive officers received an aggregate of $373,092 in bonuses in 1998.

LONG TERM INCENTIVE PLANS

     The Compensation Committee believes that it is important for the Company's executive officers to focus not just on short term achievements, but on the long term financial health and development of the Company. Accordingly, the Committee may utilize awards of incentive stock options. In 1998 the Committee granted an aggregate of 41,600 incentive stock options to 2 employees, of which amount one executive officer was granted an aggregate of 38,600 options.



                                                          Stuart B. Utgaard
                                                        Richard F. McNamara

                    TRANSACTIONS WITH CERTAIN RELATED PARTIES

     As of December 31, 1998, loans totaling $132,143 under the Company's Loan Program for Key Executive Officers were outstanding from its executive officers, of which $70,268 was loaned to Mr. Rappaport, $40,000 was loaned to Mr. Langevin, and $21,875 was loaned to Ms. Hinze. The loans are secured by 18,595 shares of the Company's common stock, which had an aggregate market value of $102,273 on April 5, 1999.

                          SHARE INVESTMENT PERFORMANCE

     The following graph shows changes over the past five-year period in the value of $100 invested in: (1) the Company's Common Stock; (2) the NASDAQ Index; and (3) an industry group of 63 aerospace and defense product and service companies, not including the Company. The industry group consists of companies which have been publicly traded at least since January 1, 1991.

     The year-end values of each investment are based on share price appreciation plus dividends paid in cash, assuming the reinvestments of dividends. The calculations exclude trading commissions and taxes.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
          OF THE COMPANY, AN INDUSTRY GROUP AND THE NASDAQ MARKET INDEX

       COMPANY               1992             1994             1995              1996               1997              1998
       -------               ----             ----             ----              ----               ----              ----

Venturian Corp.              100              79.31             68.96            112.07            127.59            160.26

Industry Index               100              97.36            124.50            158.71            217.96            203.03

Broad Market                 100             104.99            136.18            169.23            207.00            291.96

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of Grant Thornton LLP, independent certified public accountants, was engaged to audit the books and accounts of the Company for its fiscal year ended December 31, 1998. Grant Thornton has served as auditors of the Company and its predecessor since 1970.

     The Company expects that a representative of Grant Thornton will be present at the annual meeting of shareholders and will have an opportunity to make any statement he or she deems appropriate. Further, said representative will be available at the meeting to respond to appropriate questions. There will be no shareholder vote with respect to engagement of independent certified public accountants, because the Board of Directors has not yet made a decision regarding the selection of auditors for the Company's fiscal year ending December 31, 1999.

                             SOLICITATION OF PROXIES

     The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and regular employees of the Company by telephone or telegraph.

     Proxies in the form enclosed are solicited by the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the meeting.

     The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of its common stock.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, certain employees and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during 1998 and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders were satisfied during 1998.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring that the Company include a specific proposal in its Proxy Statement for its next annual meeting of shareholders must submit the same to the Company, in writing, no later than December 9, 1999.

                                  MISCELLANEOUS

     Management is not aware that any other matter will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons designated as proxies to vote the proxied shares in accordance with their best judgment.

     The Company's annual report for the year 1998 has been mailed with this Proxy Statement.

     It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting in person are urged to sign, date and mail the proxy by return mail.

     By order of the Board of Directors.



                                               Morris M. Sherman
                                               Secretary

                                               April 12, 1999

VENTURIAN CORP                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         PROXY                                          ANNUAL MEETING OF SHAREHOLDERS, MAY 12, 1999
                                      The  undersigned  hereby  appoints  Morris M. Sherman and Don M. House,  Jr., or either of them,  the attorneys and proxies of the  undersigned,  with full power of  substitution,  to attend the annual  meeting of  shareholders  of  VENTURIAN
                                      CORP. (the  "Company"),  to be held at the  headquarters  office of the Company,
                                      11111 Excelsior Boulevard,  Hopkins,  Minnesota 55343, on Wednesday May 12, 1999
                                      at 2:00 p.m., local time, and any adjournment  thereof,  and thereat to vote the undersigned's  shares of stock in the Company as follows and in their discretion upon any other business that may properly come before the meeting:
VENTURIAN CORP.
11111 Excelsior Boulevard
Hopkins, Minnesota 55343

1.       Election of two directors for a three-year term expiring on the date of the annual meeting in 2002 as set forth below and until their successors are elected.

                           [ ]   FOR all the nominees listed below       [ ]   WITHHOLD AUTHORITY for all nominees

                                           GARY B. RAPPAPORT, ANTHONY S. CLEBERG

         To withhold authority for any individual nominee(s), write name(s) below:


         ----------------------------------------------------------------------

                                                   (CONTINUED FROM THE OTHER SIDE)

         This proxy when properly executed will be voted in the manner specified herein by the undersigned stockholder. IF NO
SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                                                   Please sign exactly as name appears at left.
                                                                                   When the shares are held by joint tenants, both
                                                                                   should sign. When signing as attorney,
                                                                                   executor, administrator, trustee or guardian,
                                                                                   please give full title as such. If a
                                                                                   corporation, please sign in full corporate name
                                                                                   by president or other authorized officer. If a
                                                                                   partnership, please sign in partnership name by
                                                                                   authorized person.


                                                                                   DATED: _______________________, 1999


                                                                                   ----------------------------------
                                                                                   Signature

                                                                                   -----------------------------------
                                                                                   Signature


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                       16